EXHIBIT 99.2

FINANCIAL SUPPLEMENT TO SECOND QUARTER 2007 EARNINGS RELEASE

Summary

Quarterly earnings of $0.63 per diluted share (GAAP); excluding $0.06 in merger charges, earnings were $0.69 (non-GAAP-see page 17 for additional details)

•	Primary drivers of earnings include solid fee income, strong quarter for Morgan Keegan, low credit costs and achieving merger cost saves faster than originally forecasted

•	Absent in 2Q07 are earnings related to 52 branches which were divested in 1Q07. These branches contributed approximately $20 million to pre-tax income, or 2 cents per share after-tax, in 1Q07

Excellent merger integration progress, including successful Alabama/Florida branches conversion

•	Meeting or exceeding all merger-related goals

•	Successfully converted 633 Alabama and Florida branches on July 13 - first and largest of planned branch conversions

•	Consolidated 66 branches concurrent with July 13 branch conversion, bringing year-to-date total to 81, or approximately half of planned consolidations

Disciplined balance sheet/capital management

•	Commercial lending demand was solid

•	Total loan growth pressured by low demand for commercial real estate lending and high home equity payoffs

•	Average low-cost deposits, excluding divestitures, increased an annualized 3.8% versus 1Q07 driven by growth in money market balances

•	Positively shifted funding mix by using investment securities portfolio cash flows to replace maturing high-cost certificate of deposit balances

•	Aggressively repurchasing stock - 19.7 million shares during 2Q07; 34 million shares remain under current authorization

Good fee-based revenue growth

•	Non-interest revenues, excluding securities loss, up an annualized 19% linked-quarter

•	Record Morgan Keegan earnings of $50.1 million - up $4.6 million linked-quarter

•	Service charges increase $13.5 million in 2Q07 despite the loss of fee income from the divested branches

•	Sold approximately $1 billion of investment securities at $32.8 million loss; reinvested the majority of proceeds in higher-yielding securities without extending duration

Lower net interest income driven by divested earning assets, margin compression

•	Net interest margin dropped to 3.82%, or 17 basis points linked-quarter, with over half of the decline a result of 1Q07’s branch divestitures

•	Share repurchases and long-term debt offerings also pressured the 2Q07 margin

•	Expect margin compression to slow in second half of 2007

Credit costs remain low

•	Net charge-offs of $53.9 million, or an annualized 0.23% of average loans, up 3 bps linked-quarter

•	Non-performing assets of $585.0 million, or 0.62% of loans and foreclosed properties at June 30, 2007 versus 0.45% at March 31, 2007

•

Increase largely driven by implementation of one set of more prescriptive credit policies, including extensive credit file reviews, and reduced demand for certain types of commercial real estate projects

•	Strengthened allowance for credit losses as a percentage of loans 1.19%; up one basis point from March 31, 2007

Above-plan merger cost saves; good expense containment

•	Realized $84 million merger cost saves in 2Q07, bringing year-to-date total to $135 million

•	Net pre-tax merger cost saves likely to exceed original forecast

•	Pre-tax merger-related charges of $59.9 million in 2Q07; total merger restructuring charges expected to be less than originally projected

•

2Q07 non-interest expenses include $38.0 million MSR recapture as a result of an increase in long-term interest rates; a $9.2 million adjustment to reduce core deposit intangible amortization due to divestitures; and $10.0 million of hurricane-related insurance proceeds

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets (1) (2)

(Unaudited)

($ amounts in thousands)	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Assets:
Cash and due from banks	$2,796,196	$2,991,232	$3,550,742	$2,055,137	$2,304,934
Interest-bearing deposits in other banks	73,963	37,365	270,601	38,981	31,565
Federal funds sold and securities purchased under agreements to resell	1,158,771	1,154,994	896,075	913,076	733,476
Trading account assets	1,606,130	1,490,374	1,442,994	1,438,427	1,056,434
Securities available for sale	17,414,407	18,361,050	18,514,332	12,425,555	11,758,035
Securities held to maturity	44,452	46,008	47,728	30,033	29,983
Loans held for sale	1,596,425	1,175,650	3,308,064	1,824,687	2,281,372
Loans held for sale - divestitures	—	—	1,612,237	—	—
Margin receivables	590,811	555,580	570,063	581,558	576,616
Loans, net of unearned income	94,014,488	94,168,260	94,550,602	59,477,905	59,130,632
Allowance for loan losses	(1,061,873)	(1,056,260)	(1,055,953)	(778,465)	(777,783)

Net loans	92,952,615	93,112,000	93,494,649	58,699,440	58,352,849
Premises and equipment, net	2,422,256	2,372,800	2,398,494	1,097,616	1,109,732
Interest receivable	626,514	627,918	666,410	456,978	407,811
Excess purchase price	11,243,287	11,191,675	11,175,647	4,967,799	4,996,028
Mortgage servicing rights (MSRs)	400,056	367,222	374,871	407,740	420,322
Other identifiable intangible assets	809,827	914,410	957,834	287,437	295,588
Other assets	3,886,762	3,669,790	4,088,280	1,755,627	1,708,041

Total Assets	$137,622,472	$138,068,068	$143,369,021	$86,980,091	$86,062,786

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$19,136,419	$19,942,928	$20,175,482	$12,570,051	$13,158,707
Non-interest-bearing - divestitures	—	—	533,295	—	—
Interest-bearing	75,919,972	75,393,720	78,281,120	49,599,494	48,246,119
Interest-bearing - divestitures	—	—	2,238,072	—	—

Total deposits	95,056,391	95,336,648	101,227,969	62,169,545	61,404,826
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	8,207,250	8,159,929	7,676,254	4,943,568	4,770,538
Other short-term borrowings	1,882,114	2,356,205	1,990,817	1,368,480	958,048

Total short-term borrowings	10,089,364	10,516,134	9,667,071	6,312,048	5,728,586
Long-term borrowings	9,287,926	8,593,117	8,642,649	5,490,404	6,293,372

Total borrowed funds	19,377,290	19,109,251	18,309,720	11,802,452	12,021,958
Other liabilities	3,492,404	3,308,003	3,129,878	1,965,191	1,937,643

Total Liabilities	117,926,085	117,753,902	122,667,567	75,937,188	75,364,427
Stockholders’ equity:
Common stock	7,344	7,320	7,303	4,813	4,787
Additional paid in capital	16,500,425	16,447,358	16,339,726	7,466,180	7,393,185
Undivided profits	4,489,078	4,289,354	4,493,245	4,547,845	4,355,306
Treasury stock	(1,063,779)	(368,837)	(7,548)	(888,282)	(833,633)
Accumulated other comprehensive loss	(236,681)	(61,029)	(131,272)	(87,653)	(221,286)

Total Stockholders’ Equity	19,696,387	20,314,166	20,701,454	11,042,903	10,698,359

Total Liabilities & SE	$137,622,472	$138,068,068	$143,369,021	$86,980,091	$86,062,786

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (1) (6)

(Unaudited)

($ amounts in thousands, except per share data)	Quarter Ended
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Interest income on:
Loans, including fees	$1,734,278	$1,773,404	$1,587,494	$1,129,013	$1,070,609
Securities:
Taxable	218,123	224,319	200,917	143,118	130,979
Tax-exempt	10,831	11,048	9,807	7,852	7,904

Total securities	228,954	235,367	210,724	150,970	138,883
Loans held for sale	21,363	48,342	35,935	11,890	10,802
Federal funds sold and securities purchased under agreements to resell	17,162	16,373	15,877	13,505	11,573
Trading account assets	15,785	15,620	22,608	12,519	9,558
Margin receivables	9,289	9,610	9,576	9,767	9,525
Time deposits in other banks	649	1,179	1,376	637	343

Total interest income	2,027,480	2,099,895	1,883,590	1,328,301	1,251,293
Interest expense on:
Deposits	677,239	687,459	597,255	411,178	357,026
Short-term borrowings	116,637	120,661	102,984	66,315	56,065
Long-term borrowings	128,269	122,737	123,199	84,429	89,360

Total interest expense	922,145	930,857	823,438	561,922	502,451

Net interest income	1,105,335	1,169,038	1,060,152	766,379	748,842
Provision for loan losses	60,000	47,000	59,825	24,914	30,014

Net interest income after provision for loan losses	1,045,335	1,122,038	1,000,327	741,465	718,828
Non-interest income:
Brokerage and investment banking	207,372	186,195	199,697	144,093	158,865
Service charges on deposit accounts	297,638	284,097	247,591	166,555	164,212
Trust department income	64,590	63,482	51,510	36,366	35,730
Mortgage income	40,830	37,021	44,134	43,637	47,631
Securities gains (losses), net	(32,806)	304	(20)	8,104	28
Other	119,177	125,813	94,657	62,628	63,911

Total non-interest income	696,801	696,912	637,569	461,383	470,377
Non-interest expense:
Salaries and employee benefits	602,646	608,939	606,165	398,848	424,889
Net occupancy expense	93,175	93,531	90,968	52,675	52,354
Furniture and equipment expense	74,048	72,809	59,306	32,922	32,762
Impairment (recapture) of MSR’s	(38,000)	1,000	27,000	8,000	(10,000)
Other	325,866	332,687	307,761	195,906	195,458

Total non-interest expense (2)	1,057,735	1,108,966	1,091,200	688,351	695,463

Income before income taxes from continuing operations	684,401	709,984	546,696	514,497	493,742
Income taxes	230,669	235,908	174,701	156,575	150,280

Income from continuing operations	453,732	474,076	371,995	357,922	343,462

(Loss) income from discontinued operations before income taxes	(682)	(215,818)	(17,718)	(10,442)	2,991
Income tax (benefit) expense from discontinued operations	(259)	(74,723)	(7,274)	(4,177)	1,196

(Loss) income from discontinued operations, net of tax	(423)	(141,095)	(10,444)	(6,265)	1,795

Net income	$453,309	$332,981	$361,551	$351,657	$345,257

Weighted-average shares outstanding— during quarter:
Basic (3)	709,322	726,921	638,830	454,441	455,528
Diluted (3)	715,564	734,534	646,372	458,903	460,131
Actual shares outstanding— end of quarter (3)	704,398	721,825	730,076	455,067	454,034
Earnings per share from continuing operations (4):
Basic	$0.64	$0.65	$0.58	$0.79	$0.75
Diluted	$0.63	$0.65	$0.58	$0.78	$0.75
Earnings per share from discontinued operations (4):
Basic	$0.00	$(0.19)	$(0.02)	$(0.01)	$0.00
Diluted	$0.00	$(0.19)	$(0.02)	$(0.01)	$0.00
Earnings per share (4):
Basic	$0.64	$0.46	$0.57	$0.77	$0.76
Diluted	$0.63	$0.45	$0.56	$0.77	$0.75
Cash dividends declared per share (5)	$0.36	$0.36	$0.35	$0.35	$0.35
Taxable equivalent net interest income from continuing operations	$1,111,969	$1,175,546	$1,094,092	$794,940	$777,575

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (1) (6)

(Unaudited)

($ amounts in thousands, except per share data)	Six Months Ended June 30
	2007	2006
Interest income on:
Loans, including fees	$3,507,682	$2,076,399
Securities:
Taxable	442,442	262,630
Tax-exempt	21,879	16,020

Total securities	464,321	278,650
Loans held for sale	69,705	21,618
Federal funds sold and securities purchased under agreements to resell	33,535	22,063
Trading account assets	31,405	19,411
Margin receivables	18,899	18,198
Time deposits in other banks	1,828	887

Total interest income	4,127,375	2,437,226
Interest expense on:
Deposits	1,364,698	671,734
Short-term borrowings	237,298	106,198
Long-term borrowings	251,006	177,524

Total interest expense	1,853,002	955,456

Net interest income	2,274,373	1,481,770
Provision for loan losses	107,000	57,634

Net interest income after provision for loan losses	2,167,373	1,424,136
Non-interest income:
Brokerage and investment banking	393,567	325,658
Service charges on deposit accounts	581,735	307,852
Trust department income	128,072	70,285
Mortgage income	77,851	90,917
Securities gains (losses), net	(32,502)	39
Other	244,990	136,017

Total non-interest income	1,393,713	930,768
Non-interest expense:
Salaries and employee benefits	1,211,585	854,838
Net occupancy expense	186,706	110,984
Furniture and equipment expense	146,857	65,670
Impairment (recapture) of MSR’s	(37,000)	(19,000)
Other	658,553	411,983

Total non-interest expense (2)	2,166,701	1,424,475

Income before income taxes from continuing operations	1,394,385	930,429
Income taxes	466,577	287,825

Income from continuing operations	927,808	642,604

(Loss) income from discontinued operations before income taxes	(216,500)	(4,446)
Income tax (benefit) expense from discontinued operations	(74,982)	(1,779)

(Loss) income from discontinued operations, net of tax	(141,518)	(2,667)

Net income	$786,290	$639,937

Weighted-average shares outstanding— year-to-date:
Basic (3)	718,073	455,982
Diluted (3)	724,997	460,584
Actual shares outstanding— end of quarter (3)	704,398	454,034
Earnings per share from continuing operations (4):
Basic	$1.29	$1.41
Diluted	$1.28	$1.40
Earnings per share from discontinued operations (4):
Basic	$(0.20)	$(0.01)
Diluted	$(0.20)	$(0.01)
Earnings per share (4):
Basic	$1.10	$1.40
Diluted	$1.08	$1.39
Cash dividends declared per share (5)	$0.72	$0.70
Taxable equivalent net interest income from continuing operations	$2,287,515	$1,534,458

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Merger-related charges totaling $59.9 million in 2Q07, $49.0 million in 1Q07, and $87.6 million in 4Q06. For the year-to-date 2007, $108.9 million are included in non-interest expense. See pages 12 and 17 for additional detail.

(3)	On November 4, 2006, 277 million shares were issued in the AmSouth transaction; as a result, the weighted-average shares outstanding calculation for the 4Q06 includes approximately one month of pre-AmSouth merger share count and two months of post-AmSouth merger share count.

(4)	Certain per share amounts may not appear to reconcile due to rounding.

(5)	In 4Q06, in addition to the dividend paid, the Board of Directors declared a $0.36 per share dividend payable January 2, 2007, representing an acceleration of Regions’ previously existing dividend schedule beginning with the 2007 dividends paid.

(6)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1) (2)

($ amounts in thousands; yields on taxable-equivalent basis)	Quarter Ended
	6/30/07			3/31/07			12/31/06			9/30/06			6/30/06
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$39,767	$649	6.55%	$80,520	$1,179	5.94%	$125,467	$1,376	4.35%	$41,821	$637	6.04%	$38,825	$343	3.54%
Federal funds sold and securities purchased under agreement to resell	1,124,636	17,162	6.12%	1,061,976	16,373	6.25%	1,098,535	15,878	5.73%	937,005	13,504	5.72%	871,206	11,573	5.33%
Trading account assets	1,555,939	15,963	4.12%	1,475,097	15,911	4.37%	1,419,868	23,168	6.47%	1,130,260	12,667	4.45%	969,137	9,583	3.97%
Securities:
Taxable	17,245,705	218,123	5.07%	17,748,027	224,319	5.13%	16,263,163	201,354	4.91%	11,612,748	143,483	4.90%	11,175,675	131,364	4.71%
Tax-exempt	737,522	16,430	8.94%	763,297	16,786	8.92%	648,747	14,540	8.89%	397,160	12,003	11.99%	406,340	12,074	11.92%
Loans held for sale	1,323,479	21,363	6.47%	3,427,285	67,196	7.95%	2,689,490	50,113	7.39%	2,263,608	45,416	7.96%	2,355,875	47,261	8.05%
Loans held for sale-divestitures	—	—	—	1,150,548	21,520	7.59%	1,042,964	20,087	7.64%	—	—	—	—	—	—
Margin receivables	532,037	9,289	7.00%	554,896	9,610	7.02%	540,805	9,576	7.03%	553,946	9,767	7.00%	557,148	9,525	6.86%
Loans, net of unearned income	94,051,511	1,735,135	7.40%	94,338,760	1,745,475	7.50%	83,058,620	1,591,768	7.60%	59,111,355	1,130,704	7.59%	58,489,995	1,071,997	7.35%

Total interest-earning assets	116,610,596	$2,034,114	7.00%	120,600,406	$2,118,369	7.12%	106,887,659	$1,927,860	7.16%	76,047,903	$1,368,181	7.14%	74,864,201	$1,293,720	6.93%
Allowance for loan losses	(1,056,832)			(1,061,769)			(985,310)			(780,715)			(781,282)
Cash and due from banks	2,803,967			3,010,446			2,605,261			1,959,441			2,016,715
Other assets	19,180,861			19,414,608			16,070,226			9,749,193			9,776,953

	$137,538,592			$141,963,691			$124,577,836			$86,975,822			$85,876,587

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,861,380	$2,884	0.30%	$3,905,299	$2,964	0.31%	$3,572,985	$3,097	0.34%	$2,988,548	$3,053	0.41%	$3,155,230	$3,357	0.43%
Interest-bearing transaction accounts	15,816,958	84,334	2.14%	16,113,504	83,343	2.10%	13,338,852	62,898	1.87%	9,187,008	35,127	1.52%	9,880,021	36,219	1.47%
Money market accounts	22,583,104	197,609	3.51%	21,570,731	183,517	3.45%	18,696,939	159,265	3.38%	12,875,034	105,756	3.26%	12,037,280	87,988	2.93%
Certificates of deposit of $100,000 or more	12,443,318	152,413	4.91%	13,271,108	155,935	4.77%	12,045,318	142,757	4.70%	8,297,133	97,633	4.67%	7,650,843	82,214	4.31%
Other interest-bearing deposit accounts	21,645,487	239,999	4.45%	23,343,676	249,609	4.34%	20,610,566	217,264	4.18%	15,875,539	169,610	4.24%	15,067,677	147,248	3.92%
Interest-bearing deposits -divestitures	—	—	—	1,517,504	12,091	3.23%	1,450,645	11,974	3.27%	—	—	—	—	—

Total interest-bearing deposits	76,350,247	677,239	3.56%	79,721,822	687,459	3.50%	69,715,305	597,255	3.40%	49,223,262	411,179	3.31%	47,791,051	357,026	3.00%
Federal funds purchased and securities sold under agreement to repurchase	7,461,579	90,460	4.86%	8,174,934	96,303	4.78%	7,333,018	87,816	4.75%	4,806,594	56,898	4.70%	4,301,848	47,213	4.40%
Other short-term borrowings	2,251,296	26,177	4.66%	2,213,107	24,358	4.46%	1,539,329	15,169	3.91%	927,313	9,416	4.03%	886,953	8,852	4.00%
Long-term borrowings	9,014,112	128,269	5.71%	8,606,381	122,737	5.78%	8,159,959	123,199	5.99%	5,810,710	84,428	5.76%	6,589,755	89,361	5.44%

Total interest-bearing liabilities	95,077,234	$922,145	3.89%	98,716,244	$930,857	3.82%	86,747,611	$823,439	3.77%	60,767,879	$561,921	3.67%	59,569,607	$502,452	3.38%
Non-interest-bearing deposits	19,233,146			19,694,403			17,535,467			12,482,899			12,882,910
Other liabilities	3,187,936			3,100,313			3,108,830			2,847,404			2,754,398
Stockholders’ equity	20,040,276			20,452,731			17,185,928			10,877,640			10,669,672

	$137,538,592			$141,963,691			$124,577,836			$86,975,822			$85,876,587

Net interest income/margin FTE basis		$1,111,969	3.82%		$1,187,512	3.99%		$1,104,421	4.10%		$806,260	4.21%		$791,268	4.24%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

	Six Months June 30
	2007			2006
($ amounts in thousands; yields on taxable equivalent basis)	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$60,031	$1,828	6.14%	$45,575	$887	3.92%
Federal funds sold and securities purchased under agreement to resell	1,093,479	33,535	6.18%	903,545	22,063	4.92%
Trading account assets	1,515,741	31,874	4.24%	946,715	19,907	4.24%
Securities:
Taxable securities	17,495,478	442,442	5.10%	11,318,178	263,333	4.69%
Tax-exempt	750,338	33,217	8.93%	416,175	24,418	11.83%
Loans held for sale	2,369,570	88,558	7.54%	2,093,511	81,143	7.82%
Loans held for sale-divestitures	572,096	21,520	7.59%	—	—	—
Margin receivables	543,404	18,899	7.01%	546,124	18,198	6.72%
Loans, net of unearned income	94,194,342	3,480,611	7.45%	58,341,578	2,083,458	7.20%

Total interest-earning assets	118,594,479	4,152,484	7.06%	74,611,401	2,513,407	6.79%
Allowance for loan losses	(1,059,287)			(783,552)
Cash and due from banks	2,906,636			2,023,195
Other non-earning assets	19,297,089			9,807,324

	$139,738,917			$85,658,368

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,883,218	$5,848	0.30%	$3,128,226	$6,206	0.40%
Interest-bearing transaction accounts	15,964,412	167,678	2.12%	10,057,150	70,295	1.41%
Money market accounts	22,079,714	381,127	3.48%	11,973,627	164,974	2.78%
Certificates of deposit of $100,000 or more	12,854,926	308,346	4.84%	7,517,757	154,454	4.14%
Other interest-bearing deposit accounts	22,489,891	489,608	4.39%	14,756,743	275,805	3.77%
Interest-bearing deposits - divestitures	754,560	12,091	3.23%	—	—	—

Total interest-bearing deposits	78,026,721	1,364,698	3.53%	47,433,503	671,734	2.86%
Federal funds purchased and securities sold under agreement to repurchase	7,816,286	186,763	4.82%	4,239,543	88,494	4.21%
Other short-term borrowings	2,232,307	50,535	4.57%	942,737	17,704	3.79%
Long-term borrowings	8,811,373	251,006	5.74%	6,723,717	177,525	5.32%

Total interest-bearing liabilities	96,886,687	1,853,002	3.86%	59,339,500	955,457	3.25%
Non-interest bearing deposits	19,462,501			12,904,708
Other liabilities	3,144,365			2,736,246
Stockholders’ equity	20,245,364			10,677,914

	$139,738,917			$85,658,368

Net interest income/margin FTE basis		$2,299,482	3.91%		$1,557,950	4.21%

Regions Financial Corporation and Subsidiaries

Allowance for Credit Losses

	Six Months June 30
($ amounts in thousands)	2007	2006
Balance at beginning of year	$1,107,788	$783,536
Net loans charged off:
Commercial	19,450	$15,242
Real estate - mortgage	22,540	21,065
Real estate - construction	9,281	4,318
Home equity lending	17,460	11,002
Indirect lending	8,391	4,381
Other consumer	22,807	3,466

Total	99,929	59,474
Allowance allocated to sold loans	(1,333)	(3,779)
Provision for loan losses, from continuing operations	107,000	57,634
Provision for loan losses, from discontinued operations	182	(134)
Provision for unfunded credit commitments	4,521	—

Balance at end of period	$1,118,229	$777,783

Components:
Allowance for loans and leases losses	$1,061,873	$777,783
Reserve for unfunded credit commitments	56,356	—

Allowance for credit losses	$1,118,229	$777,783

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios (1)

	As of and for Quarter Ended
	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Return on average assets*	1.32%	0.95%	1.15%	1.60%	1.61%
Return on average assets ex. merger charges and discontd. ops.* (2)	1.43%	1.46%	1.39%	1.66%	1.64%
Return on average equity*	9.07%	6.60%	8.35%	12.83%	12.98%
Return on average equity ex. merger charges and discontd. ops.* (2)	9.82%	10.05%	10.04%	13.24%	13.10%
Return on average tangible equity*	22.89%	16.29%	19.59%	24.93%	25.73%
Return on average tangible eq. ex. merger charges and discontd. ops.* (2)	24.79%	24.96%	23.84%	26.10%	26.35%
Stockholders’ equity per share	$27.96	$28.14	$28.36	$24.27	$23.56
Stockholders’ equity to total assets	14.31%	14.71%	14.44%	12.70%	12.43%
Tangible stockholders’ equity to tangible assets	6.09%	6.52%	6.53%	7.08%	6.69%
Allowance for credit losses as a percentage of loans, net of unearned income (3)	1.19%	1.18%	1.17%	1.31%	1.32%
Allowance for loan losses as a percentage of loans, net of unearned income	1.13%	1.12%	1.12%	1.31%	1.32%
Net interest margin (FTE)	3.82%	3.99%	4.10%	4.21%	4.24%
Loans, net of unearned income, to total deposits	98.90%	98.77%	93.40%	95.67%	96.30%
Net charge-offs as a percentage of average loans*	0.23%	0.20%	0.27%	0.16%	0.21%
Total non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	0.62%	0.45%	0.40%	0.52%	0.54%
Total non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	0.84%	0.67%	0.55%	0.66%	0.67%

*	Annualized

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Non-GAAP measurements in 2Q07, 1Q07, and 4Q06 due to exclusion of merger charges; see page 17 for reconciliation to GAAP Financial Measures.

(3)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Loans (1)(2)

Loan Portfolio - Period End Data

($ amounts in thousands)	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	6/30/07 vs. 3/31/2007*
Commercial	$25,123,355	$24,188,205	$24,145,411	$16,155,841	$15,840,510	$935,150	15.5%
Real estate- mortgage	33,646,480	34,505,573	35,230,343	23,534,691	24,019,544	(859,093)	-10.0%
Real estate- construction	14,311,192	14,357,801	14,121,030	8,730,822	8,162,479	(46,609)	-1.3%
Home equity lending	14,819,443	14,845,348	14,888,599	7,529,539	7,583,826	(25,905)	-0.7%
Indirect lending	4,052,637	4,050,317	4,037,539	1,324,017	1,344,853	2,320	0.2%
Other consumer	2,061,381	2,221,016	2,127,680	2,202,995	2,179,420	(159,635)	-28.8%

	$94,014,488	$94,168,260	$94,550,602	$59,477,905	$59,130,632	$(153,772)	-0.7%

Loan Portfolio - Average Balances

($ amounts in thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	2Q07 vs. 1Q07*
Commercial	$24,623,331	$24,094,090	$21,242,803	$15,932,108	$15,189,741	$529,241	8.8%
Real estate- mortgage	34,060,372	34,922,144	31,361,533	23,685,891	24,263,886	(861,772)	-9.9%
Real estate- construction	14,295,420	14,221,432	12,289,921	8,435,465	7,904,240	73,988	2.1%
Home equity lending	14,836,871	14,858,209	12,402,944	7,550,011	7,622,349	(21,338)	-0.6%
Indirect lending	4,059,108	4,007,349	3,141,590	1,336,290	1,329,697	51,759	5.2%
Other consumer	2,176,409	2,235,536	2,619,829	2,171,590	2,180,082	(59,127)	-10.6%

	$94,051,511	$94,338,760	$83,058,620	$59,111,355	$58,489,995	$(287,249)	-1.2%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

•	Commercial loan demand remains strong, up an annualized 8.8% linked-quarter.

•	Drop in real estate mortgage loans reflects weak commercial real estate lending demand.

•	Strong home equity production offset by equally high paydowns.

•	$198.7 million of student loans sold during 2Q07.

•	$1.6 billion of loans were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07.

•	The AmSouth transaction added $36.5 billion of loans in 4Q06.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Deposits (1)(2)

Deposit Portfolio - Period End Data

($ amounts in thousands)	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	6/30/07 vs. 3/31/2007*
Interest-Free Deposits	$19,136,419	$19,942,928	$20,175,482	$12,570,051	$13,158,707	$(806,509)	-16.2%
Interest-Bearing Checking	15,685,340	16,426,436	15,899,813	8,513,908	9,095,050	(741,096)	-18.1%
Savings	3,795,701	3,937,346	3,882,533	2,908,930	3,081,192	(141,645)	-14.4%
Money Market	22,846,800	22,109,072	21,521,258	13,882,716	12,874,239	737,728	13.4%

Total Low-Cost Deposits, excluding divestitures	61,464,260	62,415,782	61,479,086	37,875,605	38,209,188	(951,522)	-6.1%
Divestitures - Interest-Free	—	—	533,295	—	—	—	—
Divestitures - Other Low-Cost	—	—	1,177,671	—	—	—	—

Total Low-Cost Deposits	61,464,260	62,415,782	63,190,052	37,875,605	38,209,188	(951,522)	-6.1%
CD’s < $100K	14,693,540	14,985,322	15,104,520	11,055,918	11,063,668	(291,782)	-7.8%
CD’s > $100K	11,602,951	12,979,072	12,776,086	9,124,935	7,918,736	(1,376,121)	-42.5%
Other Time Deposits	7,295,640	4,956,472	9,096,910	4,113,087	4,213,234	2,339,168	189.3%
Divestitures - Time	—	—	1,060,401	—	—	—	—

	$95,056,391	$95,336,648	$101,227,969	$62,169,545	$61,404,826	$(280,257)	-1.2%

Deposit Portfolio - Average Balances

($ amounts in thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	2Q07 vs. 1Q07*
Interest-Free Deposits	$19,233,146	$19,324,381	$17,175,508	$12,482,899	$12,882,910	$(91,235)	-1.9%
Interest-Bearing Checking	15,816,958	16,113,504	13,338,852	9,187,008	9,880,021	(296,546)	-7.4%
Savings	3,861,380	3,905,299	3,572,985	2,988,548	3,155,230	(43,919)	-4.5%
Money Market	22,583,104	21,570,731	18,696,939	12,875,034	12,037,280	1,012,373	18.8%

Total Low-Cost Deposits, excluding divestitures	61,494,588	60,913,915	52,784,284	37,533,489	37,955,441	580,673	3.8%
Divestitures - Interest-Free	—	370,022	359,957	—	—	(370,022)	—
Divestitures - Other Low-Cost	—	796,266	763,757	—	—	(796,266)	—

Total Low-Cost Deposits	61,494,588	62,080,203	53,907,998	37,533,489	37,955,441	(585,615)	-3.8%
CD’s < $100K	14,773,277	15,124,475	13,758,120	11,068,375	11,022,675	(351,198)	-9.3%
CD’s > $100K	12,443,318	13,271,108	12,045,318	8,297,133	7,650,843	(827,790)	-25.0%
Other Time Deposits	6,872,210	8,219,201	6,852,448	4,807,164	4,045,002	(1,346,991)	-65.7%
Divestitures - Time	—	721,238	686,891	—	—	(721,238)	—

	$95,583,393	$99,416,225	$87,250,775	$61,706,161	$60,673,961	$(3,832,832)	-15.5%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

•	Average low-cost deposits grew an annualized 3.8% linked-quarter due to money market account increases.

•	Average money market accounts rose over $1 billion versus 1Q07 due to a success of a money market campaign and emphasis on shifting funds from high-rate CD’s into money market accounts.

•	CD’s greater than $100K declined linked-quarter due to higher rate CD’s maturing and being allowed to run off as part of Regions’ balance sheet management strategy.

•	$2.8 billion of deposits were reclassified to held-for-sale in 4Q06 in connection with the 52 branches that were divested in 1Q07.

•	The AmSouth transaction added $37.6 billion of deposits in 4Q06.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)(2)

Revenue

($ amounts in thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	2Q07 vs. 1Q07*
Net Interest Income (TE basis)	$1,111,969	$1,175,546	$1,094,092	$794,940	$777,575	$(63,577)	-21.7%
Non-Interest Income (excl. sec. gains/losses)	729,607	696,608	637,589	453,279	470,349	32,999	19.0%

Total Revenue (excl. sec. gains/losses, TE basis)	$1,841,576	$1,872,154	$1,731,681	$1,248,219	$1,247,924	$(30,578)	-6.6%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

•	Strong linked-quarter fee income growth, or annualized 19%, driven by brokerage and investment banking fee gains as well as deposit-related service charges.

•	Net interest margin of 3.82% in 2Q07 compared to 3.99% in 1Q07; 10 basis points of decrease due to divestitures.

•	Active buyback program and issuance of long-term debt also compressed margin.

•	Regions’ balance sheet is neutrally positioned as of June 30, 2007.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)(2)

Non-interest Income and Expense

Non-interest Income

($ amounts in thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	2Q07 vs. 1Q07*
Brokerage and investment banking	$207,372	$186,195	$199,697	$144,093	$158,865	$21,177	45.6%
Service charges on deposit accounts	297,638	284,097	247,591	166,555	164,212	13,541	19.1%
Trust department income	64,590	63,482	51,510	36,366	35,730	1,108	7.0%
Mortgage income	40,830	37,021	44,134	43,637	47,631	3,809	41.3%
Securities gains (losses), net	(32,806)	304	(20)	8,104	28	(33,110)	NM
Insurance premiums & commissions	25,476	27,229	21,556	21,330	21,267	(1,753)	-25.8%
Commercial credit fee income	18,971	20,574	24,477	18,563	17,455	(1,603)	-31.3%
Other	74,730	78,010	48,624	22,735	25,189	(3,280)	-16.9%

Total non-interest income	$696,801	$696,912	$637,569	$461,383	$470,377	$(111)	-0.1%

Non-interest Expense**

($ amounts in thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	2Q07 vs. 1Q07*
Salaries and employee benefits	$579,599	$585,408	$540,510	$398,810	$424,889	$(5,809)	-4.0%
Net occupancy expense	88,490	89,701	87,495	52,675	52,354	(1,211)	-5.4%
Furniture and equipment expense	73,056	72,564	58,879	32,922	32,762	492	2.7%
Impairment (recapture) of MSR’s	(38,000)	1,000	27,000	8,000	(10,000)	(39,000)	NM
Amortization of core deposit intangible	32,702	43,112	32,890	10,073	10,370	(10,410)	-96.9%
Amortization of MSR’s	20,384	20,042	19,406	16,592	16,263	342	6.8%
Other	241,577	248,146	237,382	168,258	168,825	(6,569)	-10.6%

Total non-interest expense, excluding merger charges	997,808	1,059,973	1,003,562	687,330	695,463	(62,165)	-23.5%
Merger-related charges	59,927	48,993	87,638	1,021	—	10,934	89.5%

Total non-interest expense	$1,057,735	$1,108,966	$1,091,200	$688,351	$695,463	$(51,231)	-18.5%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

*	Linked-quarter percentage changes are presented on an annualized basis.

**	Individual expense categories are presented excluding merger-related charges, which are presented in a separate line item in the above table.

•	Brokerage income up $21.2 million linked-quarter primarily due to higher revenues in fixed income and equity capital markets divisions of Morgan Keegan.

•	Service charges on deposit accounts increased $13.5 million linked-quarter as a result of a volume-related increase in NSF fees and higher interchange income resulting from increased card penetration.

•	Service charges increased despite lack of approximately $6.7 million related to divested branches.

•	Approximately $1 billion of investment securities sold at $32.8 million loss; proceeds reinvested without extending duration.

•	$9.4 million gain related to the termination of debt included in 2Q07 other non-interest income.

•	Other non-interest income included a gain on sale of student loans of $22.3 million in 1Q07 and $4.5 million in 2Q07.

•	Net occupancy expense includes a $10.0 million recovery in 2Q07 and $5.3 million recovery in 1Q07 due to insurance-related proceeds.

•	$38.0 million MSR recapture in 2Q07 driven by increases to the long end of the yield curve.

•	Core deposit intangible amortization decreased $10.4 million resulting primarily from an adjustment due to the sale of divested deposits

•	Divested branches added $8.4 million in non-interest expense in 1Q07.

•	Annual subsidiary dividend payment of $11.4 million included in 1Q07 other expense.

•	Cost saves of $84 million and $51 million are reflected in 2Q07 and 1Q07 non-interest expense, respectively.

•	Total merger restructuring charges, which will occur through 2Q08, lower than expected. Financial statement impact to be realized mainly as a benefit to capital.

•	Primary drivers of “merger-related charges” are personnel ($23MM) and professional fees ($10MM). See page 3 for individual expense categories including merger-related charges.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Morgan Keegan (1)

Morgan Keegan

Summary Income Statement

($ amounts in thousands)	2Q07	1Q07	4Q06	3Q06	2Q06	2Q07 vs. 1Q07*
Revenues:
Commissions	$77,563	$72,405	$72,645	$56,194	$56,960	$5,158	28.6%
Principal transactions	43,838	37,597	42,691	38,381	32,996	6,241	66.6%
Investment banking	48,579	36,750	42,441	25,767	41,623	11,829	129.1%
Interest	39,820	40,031	40,186	36,721	32,511	(211)	-2.1%
Trust fees and services	57,185	56,121	44,189	29,966	29,014	1,064	7.6%
Investment advisory	48,088	41,792	48,713	35,425	36,151	6,296	60.4%
Other	13,761	17,303	16,614	8,062	9,473	(3,542)	-82.1%

Total revenues	328,834	301,999	307,479	230,516	238,728	26,835	35.6%
Expenses:
Interest expense	25,046	23,983	24,996	21,966	21,999	1,063	17.8%
Non-interest expense	225,074	206,108	207,314	160,679	165,568	18,966	36.9%

Total expenses	250,120	230,091	232,310	182,645	187,567	20,029	34.9%

Income before income taxes	78,714	71,908	75,169	47,872	51,161	6,806	38.0%
Income taxes	28,603	26,367	28,230	17,251	18,442	2,236	34.0%

Net income	$50,111	$45,541	$46,939	$30,621	$32,719	$4,570	40.2%

Breakout of Revenue by Division

($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended
June 30, 2007:
$ amount of revenue	$100,857	$61,660	$25,267	$57,184	$46,719	$37,147
% of gross revenue	30.6%	18.8%	7.7%	17.4%	14.2%	11.3%
Three months ended
March 31, 2007:
$ amount of revenue	$96,072	$47,556	$17,891	$56,122	$44,474	$39,884
% of gross revenue	31.8%	15.8%	5.9%	18.6%	14.7%	13.2%
Six months ended
June 30, 2007
$ amount of revenue	$196,929	$109,216	$43,158	$113,306	$91,193	$77,031
% of gross revenue	31.2%	17.3%	6.8%	18.0%	14.5%	12.2%
Six months ended
June 30, 2006
$ amount of revenue	$148,060	$93,171	$52,369	$57,063	$68,377	$71,636
% of gross revenue	30.2%	19.0%	10.7%	11.6%	13.9%	14.6%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

*	Linked-quarter percentage changes are presented on an annualized basis

•	Commission revenue increased an annualized 29% linked-quarter, driven by active equity markets during the quarter.

•	Principal transactions revenue increased an annualized 67% linked-quarter, primarily as a result of higher levels of sales of fixed income securities driven by the changing yield curve.

•	Investment banking revenue increased $11.8 million linked-quarter, primarily due to strong fixed income underwriting fees.

•	Trust fees and services increased an annualized 8% from 1Q07 primarily due to increased tax preparation fees during 2Q07.

•	Investment advisory revenues increased an annualized 60% linked-quarter, primarily due to the strong oil and gas advisory fees.

•	Private client group revenues rose $4.8 million linked-quarter, benefiting from active, rising equity markets and continued growth initiatives.

•	Fixed income capital markets’ linked-quarter increase reflected improvements in investment banking and the 2Q07 acquisition of Shattuck Hammond.

•	Equity capital markets’ linked-quarter gain was driven by higher investment banking deal flow; the pipeline remains strong going into the second half of 2007.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Morgan Keegan (cont.)

•	27,800 new accounts were opened in 2Q07 compared to 25,000 in 1Q07 and 22,200 in 2Q06.

•	Total customer assets were $81.0 billion at June 30, 2007, compared to $77.9 billion at March 31, 2007 and $62.5 billion at June 30, 2006.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Credit Quality (1)(2)

Credit Quality

	As of and for Quarter Ended					YTD	YTD
($ in thousands)	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	6/30/07	6/30/06
Allowance for credit losses	$1,118,229	$1,110,324	$1,107,788	$778,465	$777,783	$1,118,229	$777,783
Provision for credit losses from continuing operations	$60,000	$47,000	$59,825	$24,914	$30,014	$107,000	$57,634
Provision for unfunded credit losses	$2,292	$2,229	$—	$—	$—	$4,521	$—
Net loans charged-off:
Commercial	$17,406	$2,044	$15,164	$7,135	$11,913	$19,450	$15,242
Real estate - mortgage	11,432	11,108	10,083	10,085	9,857	22,540	21,065
Real estate - construction	709	8,572	1,170	1,499	1,417	9,281	4,318
Home equity lending	8,774	8,686	14,078	4,640	4,923	17,460	11,002
Indirect lending	3,975	4,416	5,154	1,006	937	8,391	4,381
Other consumer	11,611	11,196	10,500	(47)	1,759	22,807	3,466

Total	$53,907	$46,022	$56,149	$24,318	$30,806	$99,929	$59,474

Net loan charge-offs as a % of average loans, annualized
Commercial	0.28%	0.03%	0.28%	0.18%	0.31%	0.16%	0.21%
Real estate - mortgage	0.13%	0.13%	0.13%	0.17%	0.16%	0.13%	0.17%
Real estate - construction	0.02%	0.24%	0.04%	0.07%	0.07%	0.13%	0.11%
Home equity lending	0.24%	0.24%	0.45%	0.24%	0.26%	0.24%	0.29%
Indirect lending	0.39%	0.45%	0.65%	0.30%	0.28%	0.42%	0.66%
Other consumer	2.14%	2.03%	1.59%	-0.01%	0.32%	2.09%	0.32%

Total	0.23%	0.20%	0.27%	0.16%	0.21%	0.21%	0.21%

Non-performing assets (NPAs):
Non-accrual loans	$501,175	$349,833	$306,471	$246,728	$264,284
Renegotiated loans	—	—	—	103	107
Foreclosed properties	83,834	72,658	72,663	65,190	55,495

Total	$585,009	$422,491	$379,134	$312,021	$319,886

Loans past due > 90 days	$204,829	$204,296	$143,868	$78,785	$78,096
Allowance for credit losses as a percentage of loans, net of unearned income	1.19%	1.18%	1.17%	NA	NA
Allowance for loan losses as a percentage of loans, net of unearned income	1.13%	1.12%	1.12%	1.31%	1.32%
Total NPAs (excluding loans 90 days past due) as a percentage of loans and foreclosed properties	0.62%	0.45%	0.40%	0.52%	0.54%
Total NPAs (including loans 90 days past due) as a percentage of loans and foreclosed properties	0.84%	0.67%	0.55%	0.66%	0.67%

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Certain amounts in prior periods have been reclassified to reflect current period presentation.

•	Net charge-offs totaled $53.9 million, or an annualized 0.23 percent of average loans.

•

2Q07 linked-quarter increase in non-performing assets was primarily related to weaker demand for certain types of commercial real estate projects and the implementation of a combined set of credit review policies, including extensive credit file reviews.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Additional Financial and Operational Data (1)

	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06
Associate headcount	34,293	34,138	36,517	24,903	25,244
Authorized shares remaining under buyback program (see note below)	34.2MM	53.9 MM	13.9 MM	18.9 MM	20.3 MM
Full service offices (2)	1,911	1,913	1,956	1,299	1,304
ATMs	2,581	2,590	2,664	1,549	1,564
Morgan Keegan offices	446	453	319	328	321

(1)	Regions Financial Corporation and AmSouth Bancorporation merged effective November 4, 2006. The merger was accounted for as a purchase of AmSouth by Regions. As a result, periods ending prior to November 4, 2006, reflect legacy Regions data on a stand-alone basis.

(2)	Regions was required by the Department of Justice to divest 52 branches in connection with the AmSouth merger, which occurred during 1Q07.

•	During the quarter 19.7 million shares were repurchased at an average price of $35.19, including 14.2 million shares repurchased under an accelerated share repurchase agreement.

Merger-Related Items

(Pre-tax dollars in thousands)

	Income Statement Effect	Excess Purchase Price	Total
Year ended December 31, 2006	$88,658	$185,378	$274,036
First Quarter 2007	48,993	3,537	52,530
Second Quarter 2007	59,927	4,090	64,017

Total	$197,578	$193,005	$390,583

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations and merger charges (non-GAAP).

Merger charges and discontinued operations are included in financial results presented in accordance with generally accepted accounting principles (GAAP).

Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Regions believes the exclusion of merger charges in expressing earnings and certain other financial measures provides a meaningful base for period-to-period comparisons. See table below for computations of earnings and certain other financial measures excluding merger charges and discontinued operations and the corresponding reconciliation to GAAP financial measures for the periods presented.

		As of and for Quarter Ended
		6/30/07	3/31/07	12/31/06
($ amounts in thousands, except per share data)
INCOME
Income from continuing operations (GAAP)		$453,732	$474,076	$371,995
(Loss) income from discontinued operations, net of tax		(423)	(141,095)	(10,444)

Net income (GAAP)	A	$453,309	$332,981	$361,551

Income from continuing operations (GAAP)		$453,732	$474,076	$371,995
Merger-related charges, pre-tax
Salaries and employee benefits		23,047	23,531	65,655
Net occupancy expense		4,685	3,830	3,473
Furniture and equipment expense		992	245	427
Other		31,203	21,387	18,083

Total merger-related charges, pre-tax		59,927	48,993	87,638
Merger-related charges, net of tax		37,155	30,376	59,299

Income excluding discontinued operations and merger charges (non-GAAP)	B	$490,887	$504,452	$431,294

Weighted-average shares outstanding - diluted	C	715,564	734,534	646,372
Earnings per share, excluding discontinued operations and merger charges - diluted	B/C	$0.69	$0.69	$0.67

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	D	$137,538,592	$141,963,691	$124,577,836
Average assets, excluding discontinued operations	E	$137,538,592	$140,017,429	$122,848,424
Return on average assets (GAAP)*	A/D	1.32%	0.95%	1.15%

Return on average assets, ex. discontinued operations and merger charges (non-GAAP)*	B/E	1.43%	1.46%	1.39%

RETURN ON AVERAGE EQUITY
Average equity (GAAP)	F	$20,040,276	$20,452,731	$17,185,928
Average intangible assets (GAAP)		12,097,753	12,165,061	9,862,793

Average tangible equity	G	$7,942,523	$8,287,670	$7,323,135
Average equity, excluding discontinued operations	H	$20,040,276	$20,360,732	$17,039,768
Average intangible assets, excluding discontinued operations		12,097,753	12,165,061	9,862,793

Average tangible equity, excluding discontinued operations	I	$7,942,523	$8,195,671	$7,176,975
Return on average equity (GAAP)*	A/F	9.07%	6.60%	8.35%
Return on average tangible equity*	A/G	22.89%	16.29%	19.59%

Return on average equity, ex. discontinued operations and merger charges* (non-GAAP)	B/H	9.82%	10.05%	10.04%

Return on average tangible equity, ex. discontinued operations and merger charges (non-GAAP)*	B/I	24.79%	24.96%	23.84%

*	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2007 EARNINGS RELEASE

Forward-Looking Statements

This financial supplement to Regions’ 2nd quarter 2007 earnings may include forward-looking statements about Regions Financial Corporation within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. Regions cautions that actual results and events could differ materially from expectations expressed in forward-looking statements as a result of factors such as possible changes in economic and business conditions and interest rates; Regions’ ability to integrate the recent combination with AmSouth Bancorporation and to retain and attract customers; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as hurricanes; possible changes in laws and regulations and governmental monetary and fiscal policies; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; increased competition from both banks and non-banks; and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2006 and in subsequently-filed Forms 10-Q, as on file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Rick Swagler at (205) 801-0105.